UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 1, 2004
                       ------------------------------------
                        (Date of earliest event reported)


                               RAYOVAC CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Wisconsin              001-13615               22-2423556
----------------------------   -----------   ---------------------------------
(State or other Jurisdiction   (Commission   (IRS Employer Identification No.)
     of Incorporation)          File No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (770) 829-6200
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 __
/_/ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
 __
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
 __
/_/ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
    Act (17 CFR 240.14d-2(b))
 __
/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01

(a)

     On October 1, 2004, Rayovac Corporation (the "Company") entered into Restricted Stock Award Agreements (the "Agreements") with John D. Bowlin, William P. Carmichael, Neil P. DeFeo, John S. Lupo, Thomas R. Shepherd and Barbara S. Thomas, each a non-employee director of the Company (the "Non-Employee Directors"), and with David A. Jones, Chairman of the Board and Chief Executive Officer, Kent J. Hussey, President and Chief Operating Officer, Randall J. Steward, Executive Vice President and Chief Financial Officer, Lester
C. Lee, President - North America, Remy E. Burel, President - Europe, Luis A. Cancio, President - Latin America, Kenneth V. Biller, Executive Vice President - Operations, and Dr. Paul Cheeseman, Senior Vice President - Product Development (the "Officers").

     The Agreements for Non-Employee Directors, which include only time-based restricted stock grants, incorporate the terms of the 2004 Rayovac Incentive Plan (the "Plan"), which Plan was filed as Exhibit 10.24 to the Company's quarterly report on Form 10-Q for the period ended June 27, 2004. Restrictions on one-third of the restricted stock grants are scheduled to lapse on October 1 of each of 2005, 2006, and 2007. Restrictions also lapse upon (1) a change in control of the Company, as defined in the Plan, or (2) the Non-Employee Director's termination of service as a director of the Company by reason of death or disability. Upon the Non-Employee Director's termination of service as a director of the Company for any reason other than by reason of death or disability, such Non-Employee Director shall forfeit to the Company all shares for which restrictions have not lapsed as of the date of such termination.

     The Agreements for Officers, which include time-based and performance-based restricted stock grants, incorporate the terms of the Plan. Other than with respect to one grant of 171,953 shares of restricted stock to Mr. Jones (the "Jones Stock Grant"), fifty percent (50%) of the shares of each restricted stock grant are subject to time-based restrictions and the other fifty percent (50%) of the shares are subject to performance-based restrictions. Restrictions on one-third of the time-based restricted stock grants are scheduled to lapse on December 1 of each of 2005, 2006, and 2007. Subject to the achievement of certain performance goals, restrictions on one-third of the performance-based restricted stock grants are scheduled to lapse on December 1 of each of 2005, 2006 and 2007. If the specified performance goals are not met in any fiscal year, the restrictions with respect to such performance-based restricted stock shall lapse the December 1 first following the scheduled lapse date. With respect to the Jones Stock Grant, eighty percent (80%) of the shares are subject to a time-based restriction scheduled to lapse on September 30, 2008 and the remaining twenty percent (20%) are scheduled to lapse on September 30, 2009. In addition, restrictions also lapse on all grants in the event of a change in control of the Company, as defined in the Plan. For both types of grants, time-based and performance-based, upon the Officer's termination of employment with the Company for any reason (other than termination by the Company without Cause or by reason of death or disability), such Officer shall forfeit to the Company all shares for which restrictions have not lapsed as of the date of such termination.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 4, 2004                  RAYOVAC CORPORATION



                                        By: /s/ Randall J. Steward
                                           ----------------------------------
                                           Name:  Randall J. Steward
                                           Title: Executive Vice President and
                                                  Chief Financial Officer